SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2003

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                    Internet Infrastructure HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-96069
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

    Item 5.   Other Events

              Openwave Systems Inc. announced a 1-for-3 reverse stock split on its common stock effective as of October 22, 2003. As of October 24, 2003 the share amount of Openwave Systems Inc. represented by a round lot of 100 Internet Infrastructure HOLDRS is 1.073667.

              Portal Software Inc. announced a 1-for-5 reverse stock split on its common stock effective as of September 29, 2003. As of October 1, 2003 the share amount of Portal Software Inc. represented by a round lot of 100 Internet Infrastructure HOLDRS is 1.2.

    Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits

                   99.1 Internet Infrastructure HOLDRS Trust Prospectus Supplement dated December 31, 2003 to Prospectus dated July 3, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED


Date:  February 2, 2004                     By:      /s/ MITCHELL M. COX
                                               ---------------------------------
                                            Name:   Mitchell M. Cox
                                            Title:  Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Internet Infrastructure HOLDRS Trust Prospectus Supplement dated December 31, 2003 to Prospectus dated July 3, 2003.